UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2011
Constant Contact, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33707	04-3285398

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 Trapelo Road Waltham, Massachusetts	02451

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 472-8100
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On February 15, 2011, Constant Contact, Inc., a Delaware corporation (the “Company”), completed its acquisition of substantially all of the assets of Bantam Networks, LLC, a Delaware limited liability company (the “Seller”), for a cash purchase price of $15,000,000 (subject to post-closing adjustment) and the assumption by the Company of post-closing liabilities under certain contracts of the Seller (the “Acquisition”), as previously reported in the Company’s Current Report on Form 8-K, as filed with the Securities and Exchange Commission (the “SEC”) on February 16, 2011 (the “Initial Report”). In accordance with Item 9.01(a)(4) of Form 8-K, the Company hereby amends and restates Item 9.01 of the Initial Report and the Exhibit Index to the Initial Report in their entirety as follows:
Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
The following audited financial statements of the Seller are incorporated herein by reference to Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A:
     (1) Audited balance sheet of the Seller as of December 31, 2010; and
     (2) Audited statements of operations, changes in members’ capital and cash flows of the Seller for the year ended December 31, 2010.
The report of PricewaterhouseCoopers LLP is included in Exhibit 99.2 to this Amendment No. 1 on Form 8-K/A and incorporated herein by reference
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information is incorporated herein by reference to Exhibit 99.4 to this Amendment No. 1 on Form 8-K/A:
     (1) Unaudited pro forma combined consolidated statement of operations of the Company for the year ended December 31, 2010; and
     (2) Unaudited pro forma combined consolidated statement of operations of the Company for the three months ended March 31, 2011.
The Company has not provided a pro forma combined consolidated balance sheet as of March 31, 2011 because the Acquisition is reflected in the Company’s unaudited condensed consolidated balance sheet as of March 31, 2011 included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011 and filed with the SEC on May 2, 2011.
(d) Exhibits.
See Exhibit Index hereto.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSTANT CONTACT, INC.
Date: May 3, 2011	By:	/s/ Robert P. Nault
Robert P. Nault
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement, dated as of February 15, 2011, between Constant Contact, Inc. and Bantam Networks, LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-33707) filed with the SEC on February 16, 2011).

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Press Release, issued by Constant Contact, Inc. on February 16, 2011(incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K (File No. 001-33707) filed with the SEC on February 16, 2011).

99.2	Audited balance sheet of Bantam Networks, LLC as of December 31, 2010 and statements of operations, changes in members’ capital and cash flows of Bantam Networks, LLC for the year ended December 31, 2010.

99.3	Report of the Independent Registered Public Accounting Firm of Bantam Networks, LLC (included in Exhibit 99.2).

99.4	Unaudited pro forma combined consolidated statement of operations of Constant Contact, Inc. for the year ended December 31, 2010 and pro forma combined consolidated statement of operations of Constant Contact, Inc. for the three months ended March 31, 2011.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Constant Contact, Inc. hereby agrees to furnish supplementally copies of the omitted schedules upon request by the Securities and Exchange Commission.